UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Aptiv PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! APTIV PLC 2026 Annual Meeting Vote by April 26, 2026 9:00 PM ET APTIV PLC 5725 INNOVATION DRIVE TROY, MI 48098 V84222-P44851 You invested in APTIV PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 29, 2026. Get informed before you vote View the Proxy Materials online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* April 29, 2026 9:00 AM local time Aptiv’s Offices No. 300 Yuanguo Road, Anting Jiading District, Shanghai, China *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Kevin P. Clark For 1b. Håkan Agnevall For 1c. Nancy E. Cooper For 1d. Joseph L. Hooley For 1e. Vasumati P. Jakkal For 1f. Merit E. Janow For 1g. Sean O. Mahoney For 1h. Paul M. Meister For 1i. Robert K. Ortberg For 1j. Colin J. Parris For 1k. Ana G. Pinczuk For 2. Proposal to re-appoint auditors, ratify independent public accounting firm and authorize the directors to determine the fees paid to the auditors. For 3. Say-on-Pay - To approve, by advisory vote, executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V84223-P44851